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                                                                  Exhibit (a)(3)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Donald A. Gignac, Chief Executive Officer and Karen D. Gillogly, Chief Financial Officer of the State Street Master Funds (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By: /s/ Donald A. Gignac
    -------------------------------------------
    Donald A. Gignac
    Chief Executive Officer of the Trust

Date: April 29, 2004

By: /s/ Karen D. Gillogly
    -------------------------------------------
    Karen D. Gillogly
    Chief Financial Officer of the Trust

Date: April 29, 2004